UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2024

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 15, 2024, United Bankshares, Inc. (“United” or the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders voted on the following three matters outlined in the Company’s proxy statement (the “Proxy Statement”): (1) to elect fourteen (14) persons to serve as directors of the Company for a one-year term expiring at the 2025 Annual Meeting; (2) to ratify the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) to approve, on an advisory basis, the compensation of United’s named executive officers. The matters are described in detail in the Proxy Statement mailed to shareholders on or about April 2, 2024. The shareholders elected each of the fourteen (14) persons listed below as directors of the Company for a one-year term expiring at the 2025 Annual Meeting; ratified the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2024; and approved, on an advisory basis, the compensation of United’s named executive officers. The voting results for the matters appear below.

Proposal 1. Election of Directors:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Votes Uncast
Richard M. Adams	98,582,287	3,287,078	—	18,009,816	13,477
Richard M. Adams, Jr.	99,230,667	2,638,697	—	18,009,816	13,477
Charles L. Capito, Jr.	98,653,156	3,216,209	—	18,009,816	13,477
Peter A. Converse	98,711,600	3,157,765	—	18,009,816	13,477
Michael P. Fitzgerald	98,747,549	3,121,816	—	18,009,816	13,477
Dr. Patrice A. Harris	99,795,224	2,074,141	—	18,009,816	13,477
Diana Lewis Jackson	100,909,265	960,100	—	18,009,816	13,477
J. Paul McNamara	93,789,562	8,079,803	—	18,009,816	13,477
Mark R. Nesselroad	98,566,649	3,302,716	—	18,009,816	13,477
Lacy I. Rice, III	101,022,787	846,578	—	18,009,816	13,477
Albert H. Small, Jr.	101,059,920	809,445	—	18,009,816	13,477
Mary K. Weddle	99,019,947	2,849,418	—	18,009,816	13,477
Gary G. White	98,294,469	3,574,895	—	18,009,816	13,477
P. Clinton Winter	97,155,557	4,713,808	—	18,009,816	13,477

Proposal 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
116,863,995	2,763,123	265,540	—	—

Proposal 3. Approval, on an advisory basis, the compensation of United’s named executive officers:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
99,414,945	1,585,135	882,761	18,009,816	—

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: May 21, 2024	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer